UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2007

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

Amendment of Master Repurchase Agreement and Related Agreements.

As reported pursuant to the Current Report on Form 8-K filed by Agilent Technologies, Inc. (“Agilent”) with the Securities and Exchange Commission on February 2, 2006 (the “Original Form 8-K”), on January 27, 2006, Agilent Technologies World Trade, Inc. (“World Trade”), a wholly-owned subsidiary of Agilent, entered into a Master Repurchase Agreement and related Confirmation  (together, the “Original Repurchase Agreement”) with Fenway Capital, LLC (“Fenway”), as counterparty in such transaction (Fenway and its successors and assigns in such capacity, the “Counterparty”) pursuant to which World Trade sold to the Counterparty, for an aggregate purchase price of $1.5 billion, 15,000 Class A Preferred Shares of its wholly-owned subsidiary, Agilent Technologies (Cayco) Limited (the “Purchased Securities”), having an aggregate liquidation preference of $1.5 billion.

On September 10, 2007, World Trade entered into an amendment to the Original Repurchase Agreement and certain of the related agreements and a Novation Agreement in order to substitute Ebbets Funding PLC for Fenway, as Counterparty, at the request of Merrill Lynch Capital Corporation. The material terms of the transaction remained unchanged, and are as disclosed in the Original Form 8-K.

A copy of the aforementioned agreements are included herein as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated by reference into this Item 8.01.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Master Repurchase Agreement, dated as of September 10, 2007, between Agilent Technologies World Trade, Inc. and Ebbets Funding PLC
99.2	Amended and Restated Guaranty of Agilent Technologies, Inc. dated as of September 10, 2007
99.3	Amended and Restated Related Agreement, dated as of September 10, 2007, among Merrill Lynch Capital Services, Inc., Agilent Technologies, Inc. and Agilent Technologies World Trade, Inc.
99.4	Novation Agreement, dated as of September 10, 2007, among Fenway Capital, LLC, Ebbets Funding PLC and Agilent Technologies World Trade, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Marie Oh Huber
	Name:	Marie Oh Huber
	Title:	Vice President, Deputy General Counsel and
Assistant Secretary

Date: October 23, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Master Repurchase Agreement, dated as of September 10, 2007, between Agilent Technologies World Trade, Inc. and Ebbets Funding PLC
99.2	Amended and Restated Guaranty of Agilent Technologies, Inc. dated as of September 10, 2007
99.3	Amended and Restated Related Agreement, dated as of September 10, 2007, among Merrill Lynch Capital Services, Inc., Agilent Technologies, Inc. and Agilent Technologies World Trade, Inc.
99.4	Novation Agreement, dated as of September 10, 2007, among Fenway Capital, LLC, Ebbets Funding PLC and Agilent Technologies World Trade, Inc.